September 7, 2023
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	The Prudential Variable Contract Account-24
(File No. 811-05053)

The MEDLEY Program
(File No. 033-12362)

Dear Commissioners:
On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-24 (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

The Prudential Series Fund	811-03623

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for The Prudential Insurance Company of America